Other financial items (Tables)	12 Months Ended
Dec. 31, 2018
Other financial items
Schedule of other financial items

	2018	2017	2016
Exchange rate differences	(8)	14	(2)
EUR net investment hedge, interest component	(1)	(3)	(5)
Sale of Modern Holding Inc	—	—	(2)
Other finance expenses	(57)	(12)	(11)
Total other financial items	(66)	(1)	(20)